TCS Announces Range of Results Expected for Third Quarter 2004

Quarterly Press Release and Conference Call Scheduled for Wednesday, November 3, 2004

ANNAPOLIS, Md., Oct. 13 /PRNewswire-FirstCall/ — TeleCommunication Systems, Inc. (TCS) (Nasdaq: TSYS) a leading provider of wireless location and messaging software, today announced a range for the revenues and earnings it expects to report for its third quarter ended September 30, 2004. The Company said that it is pre-announcing its expected results because they will be lower than expectations, due mainly to lower than expected customer spending late in the quarter.

Based upon its preliminary analysis, TCS expects total revenue to be in the range of $37 million to $39 million, compared to previous company guidance of $43 to $47 million. The company’s third quarter 2004 Adjusted Operating Income/(Loss) which is a non-GAAP measure, is estimated to be approximately break-even compared to previous management guidance of $0.11 to $0.15 per share. The Company now expects to report a GAAP loss per share in the range of $0.08 to $0.12, compared to previous company guidance of GAAP income per share of $0.01 to $0.05. As we previously announced, the company will report non-recurring charges associated with the private placement transaction consummated on August 31, 2004 whereby the company raised $10 million of additional equity while the holder of our $15 million principal amount subordinated convertible debenture simultaneously entered into an agreement pursuant to which the noteholder is obligated to convert the entire principal amount of its debenture into shares of our Class A Common Stock by December 31, 2004. The charges associated with that transaction will be recorded as the noteholders convert their debentures. As none of the debentures were converted in the third quarter, the charges associated with the transaction will be included in our financial results for the fourth quarter of 2004.

Maurice B. Tose, Chairman, President and CEO of TCS, stated, “Two principal factors led to the shortfall in the quarter’s results: (1) a large carrier messaging software sale which we had been led to expect for the quarter was deferred by the customer for from three to six months, and (2) while our third quarter benefit from federal September 30 fiscal year-end sales, while strong, was lower than expected. Although we are disappointed with the short-term results reflected in the third quarter numbers, we are enthusiastic about our company’s market position and the opportunity we see for mission critical wireless data solutions, using our leading location-based technology.

“We are encouraged by evidence of increased spending by wireless carriers on messaging infrastructure; this is consistent with the year-over-year doubling of message traffic volumes we have been reporting. In addition, the industry is clearly accelerating its deployment of high speed wireless data network capabilities. This, along with up-to-date handsets, will position them to rapidly generate revenue from our enhanced service offerings. A recent report by Allied Business Intelligence forecasted carrier location based services revenue to exceed $3.6 billion by 2009 with applications such as navigation, employee and family tracker being the most popular. The additions to TCS in 2004 of our Enterprise mobile asset technology and customer base, and the location application technology and relationships (e.g. American Automobile Associations (AAA), Denso, Navtech) that came with the Kivera purchase, uniquely position TCS with proven software to use our award- winning Xypoint Location Platform, which efficiently captures information as to the precise location of a cell phone, and is now operational in six carrier networks, and for which there is a growing order backlog.”

TCS explained that the anticipated third quarter results are based on the best information currently available, and are subject to change during the course of closing of the books and customary quarterly accounting procedures in the third quarter of 2004.

The company will host a conference call to discuss the results at 5:00 PM ET on Wednesday, November 3, 2004. Participating on the call will be the company’s Chairman, President and CEO, Maurice B. Tose, and Tom Brandt, Senior Vice President and CFO. A question and answer session will follow management’s presentation. To participate in the conference call, dial the appropriate number below shortly before the 5:00 PM start time. Ask for the TeleCommunication Systems conference call hosted by Mr. Tose, Conference ID 1524266. The teleconference dial-in numbers are as follows:

Domestic callers: 1-888-285-0969

International callers: 1-706-679-7848

The conference call will be broadcast simultaneously on the company’s web site, http://www.telecomsys.com. Investors are advised to go to the web site at least 15 minutes early to register, download, and install any necessary audio software.

A replay of the call will be available on Wednesday, November 3, 2004 beginning at 8:00 PM ET and will be accessible until Wednesday, November 10, 2004 at 5:00 PM EDT. The replay call-in number is: 1-800-642-1687 for domestic callers and 1-706-645-9291 for international listeners. The access number is 1524266.

ABOUT TELECOMMUNICATION SYSTEMS, INC.

TeleCommunication Systems, Inc. (TCS)(Nasdaq: TSYS) is a leading provider of mission critical wireless data solutions to carriers, enterprise and government customers. TCS’ wireless data offerings include location-based Enhanced 9-1-1 services, and messaging and location service infrastructure for wireless operators, real-time market data and alerts to financial institutions, mobile asset management and mobile office solutions for enterprises, and encrypted satellite communications to government customers. For more information visit http://www.telecomsys.com.

This press release discloses the Company’s adjusted operating income/(loss) before non-cash charges (depreciation, amortization, and other non-cash expenses), which may be considered a non-GAAP financial measure. As used herein, “GAAP” refers to generally accepted accounting principles in the United States. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Company believes that Adjusted operating income/(loss) is an appropriate measure of evaluating its operating performance and liquidity because the measure is indicative of the Company’s availability of discretionary funds and its capacity to service its debt, and thereby provides additional useful information to investors regarding its financial condition and results of operations. This measure, however, should be considered in addition to, and not as a substitute or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. The non-GAAP measure represents the Company’s GAAP net income/(loss) to exclude the effects of non-cash compensation expense, depreciation and amortization, amortization of software development costs, amortization of identifiable purchased intangible assets, and non-cash interest expense.

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are based upon TCS’ current expectations and assumptions that are subject to a number of risks and uncertainties that would cause actual results to differ materially from those anticipated. The words, “believe,” “expect,” “intend,” “anticipate,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. Statements in this announcement that are forward- looking include, but are not limited to, our reference to the report by Allied Business Intelligence forecasted carrier location based services to exceed $3.6 billion by 2009.

The actual results realized by the Company could differ materially from the statements made herein, depending in particular upon the risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission (SEC). These include without limitation risks and uncertainties relating to the Company’s financial results and the ability of the Company to (i) sustain profitability, (ii) continue to rely on its customers and other third parties to provide additional products and services that create a demand for its products and services, (iii) conduct its business in foreign countries, (iv) adapt and integrate new technologies into its products, (v) expand its sales and business offerings in the wireless data industry, (vi) develop software without any errors or defects, (vii) have sufficient capital resources to fund the company’s operations, (viii) protect its intellectual property rights, (ix) implement its sales and marketing strategy, and (x) successfully integrate the assets and personnel of acquired entities, such as the net assets acquired from Aether Systems, Inc. and Kivera, Inc. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information in this press release, whether as a result of new information, future events or circumstances, or otherwise.

CONTACT: Tom Brandt, Senior Vice President and CFO of TeleCommunication Systems, Inc., +1-410-280-1001, tbrandt@telecomsys.com; or Scott Liolios, Investor Relations of Liolios Group, +1-949-574-3860, scott@liolios.com, for TeleCommunication Systems, Inc.